FINANCIAL INCOME (Policies)	12 Months Ended
Dec. 31, 2025
FINANCIAL INCOME (EXPENSES)
Description of accounting policy for expenses [text block]
28.a. Accounting policy
These include interest, monetary and exchange variations arising from short-term investments, derivative transactions, loans, financing, debentures, present value adjustments of transactions that generate monetary assets and liabilities and other financial transactions. These are recognized on an accrual basis when earned or incurred by the Company.
For all financial instruments measured at amortized cost and interest-yielding financial assets classified as financial assets at fair value through other comprehensive income, interest income or expense is recognized using the effective interest method, which discounts estimated future cash payments or receipts over the expected life of the financial instrument or, where appropriate, a shorter period, to the net carrying amount of the financial asset or liability.